                        Supplement dated January 10, 2002
        To the Statement of Additional Information dated October 1, 2001 of ISI STRATEGY FUND SHARES
                      (A Class of ISI Strategy Fund, Inc.)


The Statement of Additional Information dated October 1, 2001 of ISI Strategy Fund Shares (a Class of ISI Strategy Fund, Inc.) is hereby amended and supplemented by the following:


         Insert the following paragraph as the sixth paragraph in the section entitled "Investment Objective and Policies of the Fund" in the Fund's Statement of Additional Information:

         The Fund may invest up to 10% of its respective total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may only invest in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating agency.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.